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                                                                  EXHIBIT 10 (q)

                                    AGREEMENT

         This agreement made as of the 15th day of June, 2000 by and between Frisch's Restaurants, Inc. ("Frisch's") and Elias Brothers Restaurants, Inc. ("Elias")

WITNESSETH:
-----------

WHEREAS, Frisch's is the successor-in-interest to the franchisor and Elias is the successor-in-interest to the franchisee under a certain Agreement between David Frisch and Robert Manners Enterprises, Inc. dated June 25, 1953 ("Manners Agreement"); and

WHEREAS, Elias is the franchisor and Frisch's is the franchisee under a certain Restated and Amended Area Franchise Agreement dated as of November 2, 1987 ("Restated Agreement"); and

WHEREAS, the parties desire to modify both the Manners Agreement and the Restated Agreement;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties do hereby agree as follows:

1.       The following shall be added to the end of Section 5 of the Manners
         Agreement: "provided, however, that Frisch's shall be permitted to operate Golden Corral restaurants in said counties during the term of this agreement."

2. Subsection B. of Section 3. of the Restated Agreement shall be deleted and the following shall be substituted therefor:

                  "B. Those portions of the State of Tennessee described on Exhibit A and "

3. The heading and introductory paragraph of Section 22 of the Restated Agreement shall be deleted and the following shall be substituted therefor:

                  "22. ELIAS' OPTION TO DEVELOP BIG BOY RESTAURANTS IN CERTAIN PORTIONS OF TENNESSEE - Notwithstanding the provisions of
                  Section 3 hereof, Elias shall have the option ("Franchisor's options") to develop and franchise the development of Big Boy Restaurants in any of the ADIs contained in those portions of Tennessee that are included in the description of the Franchised Territory ("Franchisor's Option Territory"), subject to the following conditions:"

4. Exhibit A of the Restated Agreement shall be deleted and the following shall be substituted therefor:


                                   "EXHIBIT A
                                   ----------

                  Tennessee - Entire State except Counties of Anderson, Blount, Campbell, Clairborne, Cocke, Cumberland, Fentress, Grainger, Hamblen, Hancock, Jefferson, Knox, Loudon, Monroe, Morgan, Roane, Scott, Sevier and Union."

         This agreement contains the entire agreement of the parties hereto and shall be binding upon and inure to the benefit of their successors and assigns.




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                                                                  EXHIBIT 10 (q)




         IN WITNESS WHEREOF, the parties hereto have caused their names to be subscribed as of the date first above written.

                                             FRISCH'S RESTAURANTS, INC.

                                    By:      /s/ Craig F. Maier
                                       -----------------------------------------
                                             Craig F. Maier, President

                                             ELIAS BROTHERS RESTAURANTS, INC.

                                    By:      /s/ Anthony T. Michaels
                                       -----------------------------------------
                                             Anthony T. Micheals
                                             Chief Executive Officer





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